FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

NOTE 16. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments

The Company’s financial instruments are held at amortized cost (adjusted for impairment or ECL, as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2024 and December 31, 2023, due to their nature and relatively short maturity dates. There have been no transfers into or out of Level 3 for the periods ended December 31, 2024 and December 31, 2023.
The following tables summarize the Company’s financial instruments as of December 31, 2024 and December 31, 2023:

	December 31, 2024
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$137,564	$—	$—	$—	$137,564
Restricted cash[1]	6,690	—	—	—	6,690
Security deposits[2]	4,079	—	—	—	4,079
Accounts receivable, net	51,563	—	—	—	51,563
Loans receivable, short-term[3]	545	—	—	—	545
Loans receivable, long-term[3]	1,695	—	—	—	1,695
Investments[4]	—	53	—	600	653

Financial Liabilities:
Accounts payable	$13,651	$—	$—	$—	$13,651
Accrued liabilities	50,271	—	—	—	50,271
Short-term borrowings	11,934	—	—	—	11,934
Current portion of lease liabilities	11,623	—	—	—	11,623
Deferred and contingent consideration, short-term	—	—	—	2,486	2,486
Long-term notes and loans payable, net	460,750	—	—	—	460,750
Lease liabilities	155,334	—	—	—	155,334
Deferred and contingent consideration, long-term	—	—	—	7,736	7,736
Tax receivable agreement liability[5]	83,482	—	—	—	83,482
Other long-term liabilities[6]	8,146	—	—	—	8,146
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements, which are included in “Restricted cash” and “Other non-current assets” on the Consolidated Balance Sheets.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.
[3]Loans receivable, short-term and Loans receivable, long-term are included in “Other current assets” and “Other non-current assets” respectively, on the Consolidated Balance Sheets.
[4]Investments are included in “Other non-current assets” on the Consolidated Balance Sheets.
[5]Short-term portion of the tax receivable agreement liability is included in “Accrued Liabilities” on the Consolidated Balance Sheets.
[6]Other long-term liabilities primarily includes deferred financing fees on our Senior Loan and escrow amounts related to a previous acquisition.

	December 31, 2023
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$103,429	$—	$—	$—	$103,429
Restricted cash[1]	5,091	—	—	—	5,091
Security deposits[2]	4,408	—	—	—	4,408
Accounts receivable, net	51,070	—	—	—	51,070
Loans receivable, short-term[3]	1,421	—	—	—	1,421
Loans receivable, long-term[3]	826	—	—	—	826
Investments[4]	—	49	81	600	730

Financial Liabilities:
Accounts payable	$27,587	$—	$—	$—	$27,587
Accrued liabilities	69,079	—	—	—	69,079
Short-term borrowings	11,817	—	—	—	11,817
Current portion of lease liabilities	9,416	—	—	—	9,416
Long-term notes and loans payable, net	497,713	—	—	—	497,713
Lease liabilities	163,811	—	—	—	163,811
Deferred consideration, long-term	—	—	—	6,577	6,577
Tax receivable agreement liability	13,714	—	—	—	13,714
Other long-term liabilities[5]	7,886	—	—	—	7,886
[1]Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements, which are included in “Restricted cash” on the Consolidated Balance Sheets.
[2]Security deposits are included in “Other non-current assets” on the Consolidated Balance Sheets.
[3]Loans receivable, short-term and Loans receivable, long-term are included in “Other current assets” and “Other non-current assets,” respectively, on the Consolidated Balance Sheets.
[4]Investments are included in “Other non-current assets” on the Consolidated Balance Sheets.
[5]Other long-term liabilities includes deferred financing fees on our Senior Loan.

The following table presents a roll-forward of the balance sheet amounts measured at fair value on a recurring basis and classified as Level 3. The classification of an item as Level 3 is based on inputs for assets or liabilities that are not based on observable market data.

Year Ended December 31, 2024
Level 3 Fair Value Measurements
($ in thousands)	Deferred and contingent consideration, short-term	Deferred consideration and contingent, long-term
Balance as of December 31, 2023	$—	$6,577
Additions[1]	—	2,304
Change in fair value recorded in Interest expense, net	40	1,301
Other[2]	2,446	(2,446)
Balance as of December 31, 2024	$2,486	$7,736
[1]See Note 10 “Acquisitions and Dispositions” for additional details related to the Keystone contingent consideration.
[2]Other relates to reclassifications from long-term to short-term due to expected timing of payment. See Note 10 “Acquisitions and Dispositions” for additional details.

Year Ended December 31, 2023
Level 3 Fair Value Measurements
($ in thousands)	Deferred consideration and other payables, short-term	Deferred consideration, long-term
Balance as of December 31, 2022	$47,821	$7,770
Change in fair value recorded in Interest expense, net	1,953	—
Change in fair value recorded in Other income, net	—	(895)
Payments[1]	(50,072)	—
Other[2]	298	(298)
Balance as of December 31, 2023	$—	$6,577
[1]See Note 7 “Share Capital” and Note 10 “Acquisitions and Dispositions” for additional details related to payments.
[2]Other relates to reclassifications from long-term to short-term due to expected timing of payment. See Note 10 “Acquisitions and Dispositions”.

The following table presents information about the significant unobservable inputs for financial liabilities measured at fair value:

Financial liability	Valuation techniques	Significant unobservable inputs	Relationship of unobservable inputs to fair value
Deferred consideration	Discounted cash flow	1) Expected future cash flows	Increase or decrease in expected future cash flows will result in an increase or decrease in fair value.
		2) Discount rate	Increase or decrease in the discount rate will result in a lower or higher fair value, respectively.
Contingent consideration	Discounted cash flow	1) Probability and timing of consideration payment	Increase or decrease in probability of consideration payment and earlier or later timing of payment will result in an increase or decrease in fair value.
		2) Discount rate	Increase or decrease in the discount rate will result in a lower or higher fair value, respectively.

(a)Loans receivable, short-term

The following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of December 31, 2024 and December 31, 2023:

($ in thousands)	Valuation classification	December 31, 2024	December 31, 2023
Short-term loans receivable - Kurvana, net of ECL	Amortized cost	$545	$493
Short-term loans receivable - Spark’d, net of ECL	Amortized cost	—	928
Total Loans receivable, short-term		$545	$1,421

During the second quarter of 2023, the Company issued a $1.0 million short-term loan receivable to 280EZ LLC, an Illinois limited liability company (d/b/a Spark’d). The short-term loan receivable has a one-year term and interest accruing at 9.5% per annum, paid on a monthly basis. At the inception of the loan, an ECL determination was made. During the second quarter of 2024, the Company entered into an amended agreement with Spark’d, extending the term to three years, payable on June 16, 2027. The entire balance of the Spark’d loan was reclassified to loans receivable, long-term.

(b)Loans receivable, long-term
The following is a summary of Loans receivable, long-term balances and valuation classifications (discussed further below) as of December 31, 2024 and December 31, 2023:

($ in thousands)	Valuation classification	December 31, 2024	December 31, 2023
Long-term loans receivable - Illinois Incubator, net of ECL	Amortized cost	$829	$826
Long-term loans receivable - Spark’d, net of ECL	Amortized cost	866	—
Total Loans receivable, long-term		$1,695	$826

Pursuant to the Illinois Cannabis Regulation and Tax Act, the Company has issued $0.3 million in loans to an Illinois company which has secured a Craft Grower License to operate in the state and $1.0 million in loans to groups that have been identified by the state of Illinois as having the opportunity to receive Conditional Adult Use Dispensing Organization Licenses. One (1) $0.1 million loan related to the Craft Grower License matures on July 20, 2026. The remaining loans of $1.2 million mature on July 20, 2027. The loans are measured at amortized cost and bear no interest.
During the years ended December 31, 2024 and 2023, the Company recorded losses on provision on short-term and long-term loans receivable of $0.3 million.
(c)Investments

The Company currently has investments in three (3) entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; IM Cannabis Corp. (“IMC”), a pharmaceutical manufacturer that specializes in cannabis, and OLD PAL LLC (“Old Pal”), a cannabis operator/licensor. 420 Capital and Old Pal investments are held at fair value and are classified as equity securities without a readily determinable fair value. The IMC investment is classified as a marketable security with a readily determinable fair value. During the year ended December 31, 2024, the Company wrote off its remaining investment balance of $0.1 million in Lighthouse Strategies, LLC. See Note 13 “Other (Expense) Income, Net” for additional information related to the market adjustments related to our investments.

Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board of Directors and Company management mitigate these risks by assessing, monitoring, and approving the Company’s risk management processes:
(a)Credit and Banking Risk
Credit risk is the risk of a potential loss to the Company if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of December 31, 2024 and December 31, 2023 is the carrying amount of cash, accounts receivable, and loans receivable. The Company does not have significant credit risk with respect to its growth in its key retail markets, as payment is typically due upon transferring the goods to the customer at our dispensaries, which currently accept only cash and debit cards. Additionally, the Company does not have significant credit risk with respect to its loan counterparties as the interest rate on the Senior Loan is not variable and therefore, is not materially impacted by interest rate increases enacted by the Federal Reserve. The interest rate on our
Mortgage Loans is based on the FHLB Five Year Classic Regular Advance Rates which matures every five (5) years and does not pose a significant credit risk. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry require additional reforms and protections. In 2024, the Senate Banking Committee passed the SAFER Banking Act with bipartisan support, moving it forward for a Senate floor vote. However, the bill did not receive a vote in the U.S. House. The bill is anticipated to be reintroduced by Congress in 2025. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.

The Company’s aging of accounts receivables as of December 31, 2024 and December 31, 2023 was as follows:

($ in thousands)	December 31, 2024	December 31, 2023
0 to 60 days	$38,370	$41,820
61 to 120 days	6,395	8,117
120 days +	15,106	9,097
Total accounts receivable, gross	59,871	59,034
Allowance for doubtful accounts	8,308	7,964
Total accounts receivable, net	$51,563	$51,070
As of December 31, 2024, the Company had two customers that accounted for $12.7 million, or 21.2%, of the Company’s gross accounts receivable balance. As of December 31, 2023, one customer accounted for $7.2 million, or 12.2%, of the Company’s gross accounts receivable balance.
For the years ended December 31, 2024 and 2023, the Company recorded an ECL of $2.4 million and $4.9 million, respectively. For the year ended December 31, 2024, this ECL was offset by recoveries to bad debt of $1.0 million, compared to additional bad debt expense of $5.5 million for the year ended December 31, 2023.
(b)Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry, which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
(c)Liquidity Risk

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the year ended December 31, 2024, the Company has generated positive cash flows from operations and implemented certain cost cutting measures, which are expected to improve cash from operations.

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2024, the Company had working capital (defined as current assets less current liabilities) of $199.9 million. The Company also expects to be able to continue to raise debt or equity based capital, or sell certain assets, if needed, to fund operations and the expansion of its business.
(d)Market Risk
(i)Currency Risk
The operating results and balance sheet of the Company are reported in USD. As of December 31, 2024 and December 31, 2023, the Company’s financial assets and liabilities are primarily in USD. However, from time to time, some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. During the years ended December 31, 2024 and 2023, the Company recorded a gain on foreign currency exchange of $1.0 million and a loss on foreign currency exchange of $0.3 million, respectively.
As of December 31, 2024 and December 31, 2023, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii) Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate would result in an associated increase or decrease in deferred considerations and interest expense, net. The Company’s Amended Senior Loan accrues interest at a rate of 9.5% per annum and has an effective interest rate of 11.0%. The Company’s Mortgage Loans accrue interest at a rate of 8.4% per annum and have an effective interest rate of 10.2%.
(iii)Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to deferred and contingent considerations that are valued based on the Company’s own stock price. An increase or decrease in stock price would result in an associated increase or decrease to deferred and contingent considerations with a corresponding change to Other (expense) income, net.
(iv)Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to Internal Revenue Code (“IRC”) Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 20 “Provision for Income Taxes and Deferred Income Taxes” for the Company’s disclosure of uncertain tax positions.
(v)Regulatory Risk
Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operations, and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, any unforeseen regulatory changes could have a material adverse impact on the goals and operations of the Company’s business.
(vi) Economic Risk

The Company’s business, financial condition, and operating results may be negatively impacted by challenging global economic conditions. A global economic slowdown would cause disruptions and extreme volatility in global financial markets, increased rates of default and bankruptcy and declining consumer and business confidence, which can lead to decreased levels of consumer spending. These macroeconomic developments could negatively impact the Company’s business, which depends on the general economic environment and levels of consumer spending. As a result, the Company may not be able to maintain its existing customers or attract new customers, or the Company may be forced to reduce the price of its products. The Company is unable to predict the likelihood of the occurrence, duration, or severity of such disruptions in the credit and financial markets or adverse global economic conditions. Any general or market-specific economic downturns could have a material adverse effect on our business, financial condition, and operating results.

(vii) Inflation Risk
The Company anticipates inflationary pressures to continue throughout 2025. The Company maintains strategies to mitigate the impact of higher raw material, energy, and commodity costs, which include cost reduction, sourcing, and other actions, which may help to offset a portion of the adverse impact.